Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Merger Arbitrage ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

January 27, 2026

Important Notice Regarding Change in Investment Policy and Name

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, the Fund’s name will change to “First Trust Equity Market Neutral ETF” and the Fund’s ticker will change to “NTRL”. This change is expected to occur early in the second quarter of 2026.

In connection with the change to the Fund’s name, the Fund will adopt a non-fundamental investment policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial derivative instruments (exchange-traded or over-the-counter) that provide exposure to U.S exchange-listed equity securities, U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities and/or U.S. exchange-listed equity securities.

In connection with the changes described above, the Fund’s principal investment strategies will be revised such that the Fund will no longer pursue its current merger arbitrage strategy, and it will instead seek an equity market neutral approach where the overall performance of the Fund is driven primarily by the net performance of long and short positions, independent of directional movements in the market. The Fund will pursue its investment objective by establishing long and short positions in U.S. exchange-listed equity securities, including exposure obtained through ETFs and financial derivative instruments such as futures or total return swaps. The Fund will generally seek to have exposure ranging from approximately 150%-250% to long positions and approximately 150%-250% to short positions. Additionally, the Fund’s annual unitary management fee will be reduced to 0.95% of the Fund’s average daily net assets. The Fund’s portfolio management team will change to members of the First Trust Alternatives Investment Team, and the Fund will no longer have a sub-advisor.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference